Exhibit 99.1

Gryphon Digital Mining, Inc. Reports First Quarter 2024 Financial Results

LAS VEGAS, NV — Gryphon Digital Mining, Inc. (Nasdaq: GRYP) (“Gryphon,” the “Company,” “we,” “our,” and “us”), a bitcoin mining company that is independently certified to be 100% renewable and pursuing a negative carbon strategy, today reported financial results for its quarter ended March 31, 2024.

“Q1/24 marked another quarter of strong execution for Gryphon, building on the transformational progress we made in 2023,” said Rob Chang, the CEO of Gryphon Digital Mining. “Gryphon’s industry-leading operational efficiency resulted in a Q1 breakeven cost per bitcoin of approximately $34,063. We expanded our self-mining hash rate capacity to approximately 0.94 exahash, boosted by the completion of our miner upgrade program ahead of schedule, which added approximately 23 PH/s to our hashing power and improved our average fleet efficiency to 28.5 J/T, which is a first step on our accretive growth path towards 10 exahash. Our focus remains on growing our hash rate in a highly accretive manner by leveraging opportunities presented by the post-halving landscape. Furthermore, we believe our recently announced $5 million share buyback program underscores our commitment to enhancing shareholder value and demonstrates the Board and management team’s confidence in Gryphon’s strategy.”

Q1 2024 and Recent Highlights

●	Total mining revenue in Q1/2024 of $7.5 million, compared to $4.8 million in Q1/2023.

●	Breakeven Cost[1] per Bitcoin in Q1/2024 was $34,063, compared to $12,910 in Q1/2023. The company continues to be focused on Breakeven Costs, which we believe is the best measure of what it costs to mine bitcoin on an operating basis, as opposed to sharing only electricity costs, which leaves out the other costs of mining.

●	The Company recognized a net loss of ($11.7) million in Q1/2024, which includes net non-cash expenses of $11.6 million. Net non-cash expenses consisted of items including: depreciation, stock based compensation expense, unrealized loss on marketable equity securities, change in the fair value of notes payable and unrealized gain on digital assets. This compares to a net loss in Q1 2023 of ($6.9) million, which includes net non-cash expenses of $11.0 million.

●	Adjusted EBITDA[2] was $1.9 million in Q1/2024, compared to $4.2 million in Q1/2023.

●	Stock Repurchase Program: Gryphon has authorized a stock repurchase program, allowing for the buyback of up to $5 million of its common stock, emphasizing the company’s dedication to enhancing shareholder value while maintaining a balanced approach to capital allocation moving forward.

●	Miner Upgrades Completed Ahead of Schedule: Gryphon successfully completed its miner upgrade program ahead of schedule, which management believes positions the company for significant improvements in operational efficiency. The miner upgrades add approximately 23 PH/s to Gryphon’s hashing power and enhance the average fleet efficiency to 28.5 J/T. Following the upgrades, Gryphon’s self-mining hashrate has reached approximately 0.94 EH/s in capacity, consistent with the company’s commitment to maintaining a strong and efficient mining operation.

(1)	The Company defines Breakeven Cost per Bitcoin as (a) Cost of Revenues (excluding depreciation) divided by (b) total bitcoin generated and received from the hashrate contributed to the mining pool operator. The Company mined approximately 142 and 212 Bitcoin in the quarter ended March 31, 2024 and 2023, respectively.

(2)	The Company defines adjusted EBITDA as (a) GAAP net income (loss) plus (b) adjustments to add back the impacts of (1) depreciation and amortization, (2) interest expense, (3) income tax expense (benefit) and (4) adjustments for non-cash and non-recurring items which currently include (i) stock compensation expense, (ii) change in fair value of notes payable and (iii) unrealized (gain) loss on marketable equity securities.

Balance Sheet Highlights as of March 31, 2024

Assets

●	Cash and cash equivalents: $1.7 million

●	Bitcoin: $4.2 million

●	Total current assets: $7.1 million

●	Total mining assets (including deposits & intangible assets): $10.7 million

●	Total assets: $17.8 million

Liabilities and Stockholders’ Equity

●	Current liabilities: $30.2 million

●	Total liabilities: $30.2 million

As of May 13, 2024, the Company had cash holdings of $1.0 million, Bitcoin holdings of approximately 10.3 Bitcoin with a fair market value of $0.6 million and 303.13 Bitcoin of Bitcoin denominated debt.

Outlook

Based on a projected average price of Bitcoin of $70,000 and an average network hashrate of 550 exahash for 2024, we project 2024 gross profit of approximately $16.6 million from current mining operations. We have posted a gross profit sensitivity analysis in our investor presentation, which can be found on slide 14 of our investor deck on our company website.

Conference Call Information

Date: Tuesday, May 14, 2024

Time: 11:00 AM Eastern Time

Toll Free: 888-506-0062
International: 973-528-0011
Participant Access Code: 372394
Webcast Link: https://www.webcaster4.com/Webcast/Page/3030/50554

Conference Call Replay Information

Toll Free: 877-481-4010
International: 919-882-2331
Replay Passcode: 50238
Webcast Replay: https://www.webcaster4.com/Webcast/Page/3030/50554

Non-GAAP Figures

In addition to our results determined in accordance with GAAP, the Company also provides adjusted EBITDA and Breakeven Costs, which are non-GAAP measures. Each of these are not financial measures of performance under GAAP and, as a result, these measures may not be comparable to similarly titled measures of other companies. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. These non-GAAP measures are not meant to be considered in isolation and should be read only in conjunction with our Interim Reports on Form 10-Q and our Annual Reports on Form 10-K as filed with the Securities and Exchange Commission. Management uses Adjusted EBITDA and Breakeven Costs as a means of understanding, managing, and evaluating business performance and to help inform operating decision making. The Company relies primarily on its condensed consolidated financial statements to understand, manage, and evaluate our financial performance and uses the non-GAAP financial measures only supplementally. Reconciliations for each of these non-GAAP measures to the nearest GAAP financial measures are provided below.

Breakeven Analysis

	2023	Q1/23	Q1/24
Mining Revenues	$21,052,000	$4,840,000	$7,490,000
Bitcoin mined	739	212	142
Value of one mined bitcoin	$28,487	$22,830	$52,746
Cost of Revenues (excluding depreciation)	$13,462,000	$2,737,000	$4,837,000
Cost to mine one bitcoin	$18,217	$12,910	$34,063

Adjusted EBITDA

	Three Months Ended March 31,
Reconciliation to Adjusted EBITDA:	2024	2023
Net loss	$(11,744,000)	$(6,910,000)
Exclude: Depreciation	3,247,000	3,981,000
Exclude: Interest expense	330,000	190,000
EBITDA	(8,167,000)	(2,739,000)
Non-cash/non-recurring operating expenses:
Exclude: Stock based compensation expense	208,000	(1,152,000)
Exclude: Change in fair value of notes payable	9,638,000	8,189,000
Exclude: Unrealized (gain) loss on marketable equity securities	216,000	(63,000)
Adjusted EBITDA	$1,895,000	$4,235,000

About Gryphon Digital Mining

Gryphon Digital Mining, Inc. is an innovative venture in the bitcoin space dedicated to helping bring digital assets onto the clean energy grid. With a talented leadership team coming from globally recognized brands, Gryphon is assembling thought leaders to improve digital asset network infrastructure. Its Bitcoin mining operation going into 2024 is independently certified as 100% renewable and the company is also pursuing a carbon-negative strategy. More information is available on https://gryphondigitalmining.com/.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Cautionary Statements Regarding Forward-Looking Statements” below.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “think,” “aim,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Gryphon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Gryphon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Gryphon. In addition, Gryphon cautions you that the forward-looking statements contained in this press release are subject to the risks set forth in our filings with the Securities and Exchange Commission (the “SEC”), including the section under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024.

INVESTOR CONTACT:

Name: James Carbonara
Company: Hayden IR
Phone: (646)-755-7412
Email: james@haydenir.com

Gryphon Digital Mining, Inc.

(formerly Akerna Corp.)

Condensed Consolidated Balance Sheets

	As of March 31, 2024 (Unaudited)	As of December 31, 2023

Assets
Current assets
Cash and cash equivalents	$1,737,000	$915,000
Restricted cash	-	8,000
Accounts receivable	290,000	486,000
Prepaid expense	708,000	581,000
Marketable securities	187,000	403,000
Digital assets held for other parties	-	908,000
Digital assets	4,173,000	2,097,000
Total current assets	7,095,000	5,398,000

Mining equipment, net	10,167,000	12,916,000
Deposits	420,000	420,000
Intangible assets	100,000	100,000
Total assets	$17,782,000	$18,834,000

Liabilities and Stockholders’ deficit
Current liabilities
Accounts payable and accrued liabilities	$7,150,000	$3,649,000
Liability related to digital assets held for other parties	-	916,000
Note payable – current portion	23,042,000	14,868,000
Total current liabilities	30,192,000	19,433,000

Note payable – long term	-	-
Total liabilities	30,192,000	19,433,000

Stockholders’ deficit
Preferred Stock, $0.0001 par value, 5,000,000 shares authorized, none outstanding	-	-
Common stock, $0.0001 par value, 150,000,000 shares authorized; 38,013,164 and 25,109,629 shares issued and outstanding, respectively	3,000	2,000
Additional paid-in capital	45,767,000	46,599,000
Subscription receivable	-	(25,000)
Accumulated deficit	(58,180,000)	(47,175,000)
Total stockholders’ deficit	(12,410,000)	(599,000)
Total liabilities and stockholders’ deficit	$17,782,000	$18,834,000

Gryphon Digital Mining, Inc.

(formerly Akerna Corp.)

Unaudited Condensed Consolidated Statements of Operations

For the Three Months Ended March 31, 2024 and 2023

	2024	2023
Revenues
Mining activities	$7,490,000	$4,840,000
Management services	-	236,000
Total revenues	7,490,000	5,076,000

Operating expenses
Cost of revenues (excluding depreciation shown below)	4,837,000	2,737,000
General and administrative expenses	2,461,000	1,354,000
Stock-based compensation	208,000	(1,152,000)
Impairment of digital assets	-	1,000
Unrealized gain on digital assets	(1,703,000)	-
Realized gain on disposition of digital assets	-	(157,000)
Depreciation expense	3,247,000	3,981,000
Total operating expenses	9,050,000	6,764,000
Loss from operations	(1,560,000)	(1,688,000)

Other expense
Unrealized (loss) gain on marketable securities	(216,000)	63,000
Realized gain from use of digital assets	-	2,881,000
Loss on asset disposal	-	(53,000)
Change in fair value of notes payable	(9,638,000)	(8,189,000)
Other income	-	266,000
Interest expense	(330,000)	(190,000)
Total other expense	(10,184,000)	(5,222,000)

Loss before provision for income taxes	(11,744,000)	(6,910,000)
Provision for income taxes	-	-
Net loss	$(11,744,000)	$(6,910,000)

Net loss per share, basic and diluted	(0.36)	(0.28)
Weighted average shares outstanding – basic and diluted	32,436,759	24,872,947

Gryphon Digital Mining, Inc.

(formerly Akerna Corp.)

Unaudited Condensed Consolidated Statements of Changes in Stockholders’ (Deficit) Equity

For the Three Months Ended March 31, 2024, and 2023

	Series Seed Preferred Stock		Series Seed II Preferred Stock		Common Stock		Additional Paid-in	Subscription	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Receivable	Deficit	Deficit
Balance as of December 31, 2023	8,845,171	$-	460,855	$-	25,109,629	$2,000	$46,599,000	$(25,000)	$(47,175,000)	$(599,000)
Revaluation of Digital asset	-	-	-	-	-	-	-	-	739,000	739,000
Common stock issued for cash	-	-	-	-	493,791	-	1,395,000	-	-	1,395,000
Series Seed Preferred Stock converted to common stock	(8,845,171)	-	-	-	8,845,171	1,000	(1,000)	-	-	-
Series Seed II Preferred Stock converted to common stock	-	-	(460,855)	-	460,855	-	-	-	-	-
Common stock issued for vesting of RSUs	-	-	-	-	28,070	-	55,000	-	-	55,000
Common stock issued for exercise of warrants	-	-	-	-	165,622	-	-	-	-	-
Common stock issued for acquisition of Akerna’s net book value	-	-	-	-	2,910,026	-	(2,256,000)	-	-	(2,256,000)
Cancelation of stock subscription receivable	-	-	-	-	-	-	(25,000)	25,000	-	-
Net loss	-	-	-	-	-	-	-	-	(11,744,000)	(11,744,000)
Balance as of March 31, 2024	-	$-	-	$-	38,013,164	$3,000	$45,767,000	$-	$(58,180,000)	$(12,410,000)

Gryphon Digital Mining, Inc.

(formerly Akerna Corp.)

Unaudited Condensed Consolidated Statements of Cash Flows

For the Three Months Ended March 31, 2024 and 2023

	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(11,744,000)	$(6,910,000)
Adjustments to reconcile net loss to cash (used in) provided by operating activities
Impairment loss on digital assets	-	1,000
Realized gain from use of digital assets	-	(2,881,000)
Realized gain on disposition of digital assets	-	(157,000)
Unrealized gain on digital assets	(1,703,000)	-
Depreciation expense	3,247,000	3,981,000
Forfeiture of restricted stock grants	-	(1,515,000)
Compensation cost related to restricted common stock awards	208,000	300,000
Compensation for services contributed by the Company’s President	-	63,000
Unrealized loss (gain) on marketable securities	216,000	(63,000)
Loss on asset disposal	-	53,000
Change in fair value of notes payable	9,638,000	8,085,000
Interest expense	287,000	184,000
Digital asset revenue	(7,490,000)	(4,840,000)
Changes in operating assets and liabilities
Proceeds from sale of digital assets	6,106,000	5,542,000
Accounts receivable	485,000	(415,000)
Prepaid expense	(28,000)	17,000
Accounts payable and accrued liabilities	(205,000)	368,000
Net cash (used in) provided by operating activities	(983,000)	1,807,000

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of mining equipment	-	(42,000)
Net cash used in investing activities	-	(42,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	1,395,000	-
Cash acquired in connection with the reverse recapitalization	500,000	-
Payment for insurance payable	(90,000)	(18,000)
Net cash provided by (used in) financing activities	1,805,000	(18,000)

Net change in cash	822,000	1,747,000

Cash-beginning of period	915,000	269,000
Cash-end of period	$1,737,000	$2,016,000

Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$1,737,000	$2,016,000
Restricted cash	-	2,000
Cash and cash equivalents and restricted cash	$1,737,000	$2,018,000

Non-Cash investing and financing activities:
Value of common stock issued for acquisition of Akerna’s net book value	$(2,256,000)	$-
Accrued compensation for issuance of common stock	$55,000	$-
Digital assets used for principal and interest payment of note payable	$1,750,000	$4,818,000